    As filed with the Securities and Exchange Commission on April 11, 2001.
                                                              File No. 333-65511
                                                                       811-09047


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2

A.       Exact name of trust: Separate Account Two

B. Name of depositor: Hart Life Insurance Company (formerly named Alpine Life Insurance Company)

C.       Complete address of depositor's principal executive offices:

         P.O. Box 2999
         Hartford, CT  06104-2999

D.       Name and complete address of agent for service:

         Marianne O'Doherty
         Hart Life Insurance Company
         P.O. Box 2999
         Hartford, CT  06104-2999

         It is proposed that this filing will become effective:


         _____  immediately upon filing pursuant to paragraph (b) of Rule 485
         __X__  on May 1, 2001 pursuant to paragraph (b) of Rule 485
         _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
         _____  on ______________, 2001 pursuant to paragraph (a)(1) of Rule 485
         _____ post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.       Amount of filing fee: Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

HART LIFE INSURANCE COMPANY
 VARIABLE LIFE INSURANCE
HART LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO
P. O. BOX 2999                               Modified Single Premium
HARTFORD, CT  06104-2999                     Variable Life Insurance Policies
TELEPHONE (800) 862-6668

This Prospectus describes information you should know before you purchase Hart Life Insurance Company Variable Life Insurance. Please read it carefully.

Hart Life Insurance Company Variable Life Insurance is a contract between you and Hart Life Insurance Company where you agree to make payments to us and we agree to pay a death benefit to your beneficiaries. It is a modified single premium variable life insurance policy. It is:

X Modified single premium, because you pay one large single payment, and under certain circumstances you may add payments.
X Variable, because the value of your life insurance policy will fluctuate with the performance of the stock market.

After purchase, you allocate your payments to "sub-accounts" or subdivisions of our separate account, an account that keeps your life insurance policy assets separate from our company assets. These sub-accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. This life insurance policy offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style. The sub-accounts and the funds are listed below:


- Hartford Bond HLS Fund Sub-Account which purchases Class IA shares of Hartford Bond HLS Fund, Inc.



- Hartford High Yield HLS Fund Sub-Account which purchases Class IA shares of Hartford High Yield HLS Fund of Hartford Series Fund, Inc.

- Hartford Index HLS Sub-Account which purchases Class IA shares of Hartford Index HLS Fund, Inc.



- Hartford Money Market HLS Fund Sub-Account which purchases Class IA shares of Hartford Money Market HLS Fund, Inc.



- Hartford Mortgage Securities HLS Fund Sub-Account that purchases Class IA shares of Hartford Mortgage Securities HLS Fund, Inc.


If you decide to buy this life insurance policy, you should keep this prospectus for your records. Although we file the Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.

This Prospectus can also be obtained from the Securities and Exchange Commissions' website (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:
-    a bank deposit or obligation
-    federally insured
-    endorsed by any bank or governmental agency
-    available for sale in all states


Prospectus Dated: May 1, 2001

                                 TABLE OF CONTENTS
                                 -----------------

                                                                           PAGE
                                                                           ----

  SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
  SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
  ABOUT US . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  Hart Life Insurance Company. . . . . . . . . . . . . . . . . . . . . . . 16
  The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
  YOUR POLICY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  Application. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
  Allocation of Premiums . . . . . . . . . . . . . . . . . . . . . . . . . 20
  Accumulation Unit Values . . . . . . . . . . . . . . . . . . . . . . . . 21
  DEDUCTIONS AND CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . 21
  Chart of Deduction and Charges . . . . . . . . . . . . . . . . . . . . . 22
  Cost of Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
  Administrative Charge. . . . . . . . . . . . . . . . . . . . . . . . . . 24
  Annual Maintenance Fee . . . . . . . . . . . . . . . . . . . . . . . . . 24
  Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
  Your Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
        Option 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
        Option 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
  Other Deductions or Charges. . . . . . . . . . . . . . . . . . . . . . . 27
  POLICY BENEFITS AND RIGHTS . . . . . . . . . . . . . . . . . . . . . . . 27
  Death Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
  Account Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
  Transfer of Account Value. . . . . . . . . . . . . . . . . . . . . . . . 28
  Policy Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
  Amount Payable on Surrender of the Policy. . . . . . . . . . . . . . . . 30
  Partial Surrenders . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
  Benefits at Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . 31
  Lapse and Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . . 31
  Cancellation and Exchange Rights . . . . . . . . . . . . . . . . . . . . 31
  Suspension of Valuation, Payments and Transfers  . . . . . . . . . . . . 32
  LAST SURVIVOR POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . 32
  OTHER MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
  Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
  Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
  Limit on Right to Contest. . . . . . . . . . . . . . . . . . . . . . . . 34
  Misstatement as to Age or Sex  . . . . . . . . . . . . . . . . . . . . . 34
  Settlement Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . 34
  Beneficiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
  EXECUTIVE OFFICERS AND DIRECTORS . . . . . . . . . . . . . . . . . . . . 37
  HOW WE SELL OUR POLICY . . . . . . . . . . . . . . . . . . . . . . . . . 39
  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS . . . . . . . . . . . . . . 40
  FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . 41
  General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
  Taxation of Hartford and the Separate Account. . . . . . . . . . . . . . 41
  Income Taxation of Policy Benefits . . . . . . . . . . . . . . . . . . . 41
  Last Survivor Policies . . . . . . . . . . . . . . . . . . . . . . . . . 42
  Modified Endowment Policies. . . . . . . . . . . . . . . . . . . . . . . 42
  Estate and Generation Skipping Taxes . . . . . . . . . . . . . . . . . . 43
  Diversification Requirements . . . . . . . . . . . . . . . . . . . . . . 43
  Ownership of the Assets in the Separate Account. . . . . . . . . . . . . 44
  Tax Deferral During Accumulation Period  . . . . . . . . . . . . . . . . 45
  Life Insurance Purchased for Use in Split Dollar Arrangements. . . . . . 45
  Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . 46
  Non-Individual Ownership of Policies . . . . . . . . . . . . . . . . . . 46
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
  Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. 46
  LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
  LEGAL MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
  EXPERTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48
  REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . 48
  APPENDIX A -- SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK . . 49
  APPENDIX B -- ILLUSTRATIONS OF BENEFITS. . . . . . . . . . . . . . . . . 52

                                   SPECIAL TERMS
                                   -------------

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of the Sub-Accounts plus the value of the Loan Account under the Policy.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount that can be withdrawn in any Policy Year before we charge you a surrender charge.

ANNUITY UNIT: A unit of measure we use to calculate the amount of annuity payments.

ATTAINED AGE:  The Issue Age plus the number of fully completed Policy Years.

CASH SURRENDER VALUE:  The Cash Value less all Indebtedness.

CASH VALUE: The Account Value less any Surrender Charge and any Unamortized Tax charge due upon surrender.

CODE:  The Internal Revenue Code of 1986, as amended.

COVERAGE AMOUNT:  The Death Benefit less the Account Value.

DEATH BENEFIT:  The greater of (1) the Face Amount specified in the Policy or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the Policy.

DEATH PROCEEDS: The amount that Hart Life will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Policy Date and on each Monthly Activity Date for the cost of insurance, Tax Expense charges under Option 1, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the Policy's Specifications page. Thereafter, the Face Amount is reduced in proportion to any partial surrenders.

FUNDS: The registered management investment companies in which assets of the Separate Account may be invested.

GUIDELINE SINGLE PREMIUM:  The "Guideline Single Premium" as defined in
Section 7702 of the Code.

HART OR US:  Hart Life Insurance Company.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to Hart Life by the Policy Owner, including all outstanding loans on the Policy, any interest due or accrued and any unpaid Deduction Amount or annual maintenance fee arising during a grace period.

INSURED:  The person on whose life the Policy is issued.

ISSUE AGE: As of the Policy Date, the Insured's age on Insured's last birthday.

LOAN ACCOUNT: An account in Hart Life's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which any deductions or charges are subtracted from the Account Value of the Policy. Monthly Activity Dates occur on the same day of the month as the Policy Date.

POLICY: The Policy is the individual Policy and any endorsements or riders. If you are enrolled under a group Policy, the Policy is a certificate.

POLICY ANNIVERSARY:   The anniversary of the Policy Date.

POLICY DATE: The date from which Policy Anniversaries and Policy Years are measured.

POLICY LOAN RATE: The interest rate charged on Policy loans.

POLICY OWNER OR YOU: The owner of the Policy

POLICY OWNER OPTIONS: You may elect one of two options offered by Hart Life to pay Mortality and Expense Risk charges and certain tax related charges. You must elect the option at the time the Policy is issued and the option cannot be changed once the Policy is issued. The following options are available:

     OPTION 1: ASSET BASED CHARGES: Under this option you elect to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at an annual rate of .90% in Policy Years 1 through 10 and at an annual rate of .50% in Policy Years 11 and beyond; a Tax Expense charge that is also deducted monthly at an annual rate of .40% for the first 10 Policy Years and an Unamortized Tax charge that is imposed during the first 9 Policy Years on surrenders or partial surrenders according to the rate set forth in "Deductions and Charges- Policy Owner Options - Unamortized Tax Charge." See "Deductions and Charges - Policy Owner Options."

     OPTION 2: FRONTED CHARGES: Under this option you elect to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at an annual rate of .65% in Policy Years 1 through 10 and an annual rate of .50% in Policy Years 11 and beyond and a Tax Expense charge that is deducted from any Premium payment in all Policy Years at an annual rate of 4.0%. This option is not available in all states. See "Deductions and Charges - Policy Owner Options."

POLICY YEAR: The twelve months between Policy Anniversaries.

SEPARATE ACCOUNT: For this life insurance policy, the separate acccount is Alpine Life Insurance Company Separate Account Two.

SUB-ACCOUNT:  The subdivisions of the Separate Account.

SURRENDER CHARGE: A charge which may be assessed upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount.

VALUATION DAY: The date on which the Sub-Account is valued. The Valuation Day is every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                                      SUMMARY
                                      -------

HOW DO I PURCHASE THE LIFE INSURANCE POLICY?

You apply for life insurance by completing an application. If you are between the age of 35 and 80, you may be eligible for simplified underwriting without a medical examination. If you are accepted, you pay one large single premium. Under certain circumstances you may be able to add additional premiums.

For a limited time, at least 10 days after you receive your life insurance policy, you may cancel it without paying a surrender charge. A longer period is provided in certain cases.

WHAT IS THE DEATH BENEFIT?

You designate a beneficiary who will receive the death benefit if you die while the policy is in force. The policy pays a minimum death benefit, called the "face amount." The actual death benefit may be larger than the face amount if the underlying investments of the policy perform well.

DOES THE POLICY HAVE CASH VALUES?

Yes. The value of your life insurance policy will fluctuate with the performance of the underlying investments. You may transfer amounts among your investment options, subject to restrictions.

WHAT TYPE OF SURRENDER CHARGE WILL I PAY?

You don't pay a sales charge when you purchase your policy. We may charge you deferred sales charge when you terminate or withdraw amounts invested in your policy. We assess a surrender charge on amounts withdrawn that exceed 10% of the total amounts you have paid into your policy if these amounts have been in your policy for less than seven years. The surrender charge is applied to amounts withdrawn that exceed 10% of the total amounts paid in and will depend on the length of time the payment you made has been in your policy. If the amount you paid has been in your policy:

X    For less than three years, the charge is 7.5%.
X    For more than three years and less than five years, the charge is 6%.
X    For more than five years and less than seven years, the charge is 4%.
X    For more than seven years and less than nine years, the charge is 2%

You won't be charged a surrender charge on:
X    Payments that have been in your policy for more than nine years.
X    distributions made due to death

X    most payments we make to you as part of an annuity option

See "Surrender Charge" for a complete description of how sales charges are assessed.

WHAT INSURANCE CHARGES ARE ASSESSED UNDER THE POLICY?


We will deduct an amount from your policy each month to cover certain charges. These charges include a cost of insurance charge, a tax expense charge under Option 1, an administrative charge and a mortality and expense risk charge. If your policy is worth less than $50,000, or if you terminate your policy, we will deduct an annual maintenance fee of $30.

You may choose to pay these charges under one of two options. Once chosen, you cannot change your option:

     UNDER OPTION 1:

X We will deduct a mortality and expense risk charge each month at an annual rate of .90% during the first 10 years of your policy, and thereafter at an annual rate of .50%.
X We will deduct a tax expense charge each month at an annual rate of .40% during the first 10 years of your policy.
X We will deduct an unamortized tax charge during the first 9 years on withdrawals, according to a schedule of rates described in "Deductions and Charges- Policy Owner Options - Unamortized Tax Charge."

     UNDER OPTION 2: (May not be available in all states)

X We will deduct a mortality and expense risk charge each month at an annual rate of .65% during the first 10 years of your policy, and thereafter at an annual rate of .50%.
X We will deduct a tax expense charge from your premium at an annual rate of 4.0%.

WHAT FEES DO I PAY TO THE UNDERLYING INVESTMENT PORTFOLIOS?


                         ANNUAL FUND OPERATING EXPENSES
                         (as a percentage of net assets)


----------------------------------------------------------------------------------------------------------------
                                                                                                   Total Fund
                                                                                                    Operating
                                             Management Fees              Other Expenses            Expenses
----------------------------------------------------------------------------------------------------------------
Hartford Bond HLS Fund                                0.49%                     0.03%                0.52%

----------------------------------------------------------------------------------------------------------------
Hartford High Yield HLS Fund                          0.77%                     0.04%                0.81%

----------------------------------------------------------------------------------------------------------------



Hartford Index HLS Fund                               0.40%                     0.03%                0.43%

----------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund                        0.45%                     0.03%                0.48%

----------------------------------------------------------------------------------------------------------------
Hartford Mortgage Securities HLS Fund                 0.45%                     0.03%                0.48%

----------------------------------------------------------------------------------------------------------------



CAN I TAKE OUT ANY OF MY MONEY?

X You may withdraw all or part of amounts available in your policy at any time.
X Each year you may withdraw up to 10% of your payments without having to pay a surrender charge.

You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a tax penalty.

You may choose to convert your surrender into one of our payment options, without a surrender charge.

MAY I TAKE A LOAN ON THE POLICY?


Yes. The policy provides for two types of cash loans. The policy secures the loans. Loans may not exceed 90% of the policy's cash value.


IS IT POSSIBLE FOR THE POLICY TO TERMINATE?


Your policy could terminate if the value of the policy becomes too low to support the policy's monthly charges and fees. If this occurs, Alpine will notify you in writing. You will then have a 61-day grace period in order for you to pay additional amounts to prevent the policy from terminating.


WHAT ABOUT TAXES?


Under current tax law, your beneficiaries will receive the death benefit free of federal income tax. However, you will subject to income tax if you receive any loans, withdrawals or other amounts from the policy, and you may be subject to a 10% penalty tax.



                                      ABOUT US
                                      --------

                             HART LIFE INSURANCE COMPANY

HART LIFE INSURANCE COMPANY ("Hart Life") (formerly known as Alpine Life Insurance Company) is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Hart Life was originally incorporated under the laws of New Jersey on July 9, 1965. Hart Life will be Redomesticated to the State of Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 5085, Hartford, CT 06104-5085. Hart Life is ultimately controlled by Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                                THE SEPARATE ACCOUNT

Separate Account Two ("Separate Account") is a separate account of Hart Life established on September 1, 1998 pursuant to the insurance laws of the State of Connecticut and it is organized as a unit investment trust registered with the Securities and Exchange
Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law.
Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hart Life may conduct.

                                    THE FUNDS


Hartford HLS Funds are sponsored and administered by Hartford. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.


Each Hartford HLS Fund, except for Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford High Yield HLS Fund is a diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this product.


We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.


The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD BOND HLS FUND - Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD HIGH YIELD HLS FUND - Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND - Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD MONEY MARKET HLS FUND - Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND - Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

ADMINISTRATIVE SERVICES - Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.


*"STANDARD & POOR'S," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE HARTFORD INDEX HLS FUND.


                                    YOUR POLICY
                                    -----------
APPLICATION

If you wish to purchase a Policy, you must submit an application to Hart Life. A Policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to Hart Life. Acceptance is subject to Hart Life's underwriting rules and Hart Life reserves the right to reject an application for any reason. IF AN APPLICATION FOR A POLICY IS REJECTED, THEN

YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HART LIFE. No change in the terms or conditions of a Policy will be made without your consent.

The Policy will be effective on the Policy Date only after Hart Life has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, E.G., Monthly Activity Date, Policy Months and Policy Years. The Policy Date may be prior to, or the same as, the date the Policy is issued ("Issue Date").

If the Coverage Amount is over then current limits established by Hart Life, the initial payment will not be accepted with the application. In other cases where Hart Life receives the initial payment with the application, Hart Life will provide fixed conditional insurance during underwriting according to the terms of conditional receipt established by Hart Life. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Policy delivery, Hart Life will require a sufficient payment to place the insurance in force.

PREMIUMS

The Policy permits you to pay a large single premium and, subject to restrictions, additional premiums. You may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between ages 35 and 80 may be eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For applicants who are below age 35 or above age 80, or who do not meet simplified underwriting eligibility, full underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines.

Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance Policy under Section 7702 of the Code. The amount and frequency of additional premium payments will affect the Cash Value and the amount and duration of insurance. Hart Life may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hart Life will accept is $10,000. Hart Life may accept less than $10,000 under certain circumstances. Premium which does not meet the tax qualification guidelines for life insurance under the Code will not be applied to the Policy.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium payment at Hart Life's Home Office, Hart Life will allocate the entire premium payment to the Hartford Money Market Sub-Account. After the expiration of the right to cancel period, the Account Value in Hartford Money Market Sub-Account will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as you direct in the application.

Premiums received on or after the expiration of the right to cancel period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by you or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Sub-Account) will be determined first by multiplying the premium payment by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the premium payment.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Policy. See, also, "Policy Benefits and Rights -- Account Value."

All valuations in connection with a Policy, E.G., with respect to determining Account Value and Cash Surrender Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium, other than the initial premium, will be made on the date the request or payment is received by Hart Life at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.


                               DEDUCTIONS AND CHARGES
                               ----------------------

The deduction or charges associated with this Policy are subtracted, depending on the type of deduction or charge, from Premium payments as they are made, upon surrender or partial surrender of the Policy, on the Policy Anniversary Date or on a monthly pro rated basis from each Sub-Account ("Deduction Amount").

Deductions are taken from Premium payments before allocations to the Sub-Accounts are made. Monthly Deduction Amounts are subtracted on the Policy Date and on each Monthly Activity Date after the Policy Date to cover charges and expenses incurred in connection with a Policy. Each Deduction Amount will be subtracted pro rata from each Sub-Account such that the proportion of Account Value of the Policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Policy Benefits and Rights -- Lapse and Reinstatement."

The Policy Owner may elect one of two options offered by Hart Life to pay the Mortality and Expense Risk charge, the Tax Expense charge and any Unamortized Tax charge. Once selected, the option may not be changed. Option 2 may not be available in all states.

The following chart illustrates the charges and deductions associated with this Policy. For a more detailed discussion see the descriptions below:




-------------------------------------------------------------------------------
DEDUCTION OR          DEDUCTED FROM ALL   WHEN DEDUCTION IS   AMOUNT DEDUCTED
CHARGE                POLICIES            MADE
-------------------------------------------------------------------------------
Cost of Insurance            Yes               Monthly       Individualized
                                                             depending on age,
                                                             sex and other
                                                             factors
-------------------------------------------------------------------------------
 Administrative              Yes               Monthly       .25% of amounts
 Charge                                                      allocated to the
                                                             Separate Account
-------------------------------------------------------------------------------
 Annual Maintenance  Only Policies with  On the Policy       $30.00
 Fee                 an Account Value    Anniversary Date
                     of less than        or upon surrender
                     $50,000 on the      of the Policy
                     Policy Anniversary
                     Date or date of
                     surrender
-------------------------------------------------------------------------------
 Surrender Charge    Yes                 Upon surrender or   A percentage of
                                         partial surrender   the amount
                                         of the Policy       surrendered,
                                                             depending on the
                                                             Policy Year, which
                                                             is attributable to
                                                             premiums paid
-------------------------------------------------------------------------------
 Tax Expense Charge          Yes         Under Option 1:     Under Option 1:
                                         Monthly             .40% of Account
                                                             Value for Policy
                                         Under Option 2:     Years 1-10
                                         Receipt of premium
                                         payment             Under Option 2: 4%
                                                             of each premium
                                                             payment in all
                                                             Policy Years
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 Mortality and               Yes              Monthly        Under Option 1:
 Expense Risk                                                .90% of Account
 Charge                                                      Value in Policy
                                                             Years 1-10 and
                                                             .50% for Policy
                                                             Years 11 and
                                                             beyond.

                                                             Under Option 2:
                                                             .65% of Account
                                                             Value in Policy
                                                             Years 1-10 and
                                                             .50% for Policy
                                                             years 11 and
                                                             beyond
-------------------------------------------------------------------------------
 Unamortized Tax     No, only under      Upon surrender or   A percentage of
 Charge              Option 1            partial surrender   the Account Value
                                         of the Policy       depending on the
                                                             Policy Year the
                                                             surrender takes
                                                             place.
-------------------------------------------------------------------------------

COST OF INSURANCE CHARGE: The cost of insurance charge covers Hart Life's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid at issue. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. For policies eligible for simplified underwriting, standard risks have a guaranteed cost of insurance rate of 125% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table through age 90, grading down to 100% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table at age 100 (age last birthday). For policies not eligible for simplified underwriting, standard risks have a guaranteed cost of insurance of 100% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Hart Life reserves the right to use rates less than those shown in the Table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table (age last birthday). The multiple will be based on the Insured's substandard rating.

The Coverage Amount is first set on the Policy Date and then on each Monthly Activity Date. On such days, it is the Death Benefit less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates. The Coverage Amount may be adjusted to continue to qualify the Policies as life insurance Policies under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $70,000
Insured's attained age = 60
Minimum Coverage Amount percentage for age 60 = 30%

On the Monthly Activity Date, the Coverage Amount is $30,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($70,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $21,000 (30% of $70,000). Since $21,000 is less than the Face Amount less the Account Value ($30,000), no adjustment is necessary. Therefore, the Coverage Amount will be $30,000.

Assume that the Account Value in the above example was $90,000. The Minimum Coverage Amount would be $27,000 (30% of $90,000). Since this is greater than the Face Amount less the Account Value ($10,000), the Coverage Amount for the Policy Month is $27,000. (For an explanation of the Death Benefit, see "Policy Benefits and Rights -- Death Benefit.")

Because the Account Value and, as a result, the Coverage Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

ADMINISTRATIVE CHARGE: Hart Life will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates Hart Life for administrative expenses incurred in the administration of the Separate Account and the Policies.

ANNUAL MAINTENANCE FEE

If the Account Value on a Policy Anniversary or on the date the Policy is surrendered is less than $50,000, Hart Life will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hart Life for administrative and maintenance costs of the Policies. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hart Life incurs in providing administrative services under the Policies. Hart Life reserves the right to waive the Annual Maintenance Fee under certain conditions.

SURRENDER CHARGE

Upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount, a Surrender Charge may be assessed. In Policy Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Policy Years 4 through 5, this charge is 6%. In Policy
Years 6 through 7, this charge is 4%.   In Policy Years 8 through 9, this
charge is 2%.  After
the ninth Policy Year, there is no charge.

In determining the Surrender Charge and any Unamortized Tax charge discussed below, any surrender or partial surrender during the first ten Policy Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a surrender of the remaining Account Value.

The Surrender Charge is imposed to cover a portion of the sales expense incurred by Hart Life in distributing the Policies. This expense includes agents commissions, advertising and the printing of prospectuses. See "Policy Benefits and Rights -- Amount Payable on Surrender of the Policy."

YOUR OPTIONS

In addition to the deductions and charges described above, you, at the time the Policy is issued, will elect one of two options described below to pay charges relating to certain taxes and mortality and expense risk charges. The option you select may affect Policy Value.

     OPTION 1:  ASSET-BASED CHARGES:  Under this payment option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE: Hart Life will deduct monthly from the Account Value attributable to the Separate Account for Policy Years 1 through 10 a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hart Life assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50% for the mortality risks and expense risks Hart Life assumes in relation to the variable portion of the Policies. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hart Life also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hart Life receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hart Life may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

TAX EXPENSE CHARGE: Hart Life will deduct monthly from the Account Value a charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hart Life for premium taxes imposed by various states and local jurisdictions and for the cost of the capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The 0.25% premium tax deduction over ten Policy Years approximates Hart Life's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hart Life does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Alpine for approximate expenses incurred under Section 848 of the Code.

UNAMORTIZED TAX CHARGE: Under this option, during the first nine Policy Years, an Unamortized Tax charge will be imposed on surrender or partial surrenders. The Unamortized Tax charge is shown below, as a percentage of Account Value, at the end of each Policy Year:

   POLICY
    YEAR                 RATE
   ------                ----
     1                   2.25%
     2                   2.00%
     3                   1.75%
     4                   1.50%
     5                   1.25%
     6                   1.00%
     7                   0.75%
     8                   0.50%
     9                   0.25%
     10+                 0.00%

After the ninth Policy Year, no Unamortized Tax charge will be imposed.

     OPTION 2:  FRONTED CHARGES:  Under this option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE: In Policy Years 1 through 10, Hart Life will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.65% for the mortality risks and expense risks Hart Life assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50%. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hart Life also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hart Life receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hart Life may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

TAX EXPENSE CHARGE: Hart Life will deduct from Premium payments a tax expense charge equal to an annual rate of 4.0% for all Policy Years. This charge compensates Hart Life for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 2.5% and a Section 848 cost of 1.5%. The premium tax deduction approximates Hart Life's average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than

4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hart Life does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Hart Life for approximate expenses incurred under
Section 848 of the Code.

This Option may not be available in all states.

OTHER DEDUCTIONS OR CHARGES

CHARGES AGAINST THE FUNDS

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Hart Life may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                             POLICY BENEFITS AND RIGHTS

DEATH BENEFIT

While in force, the Policy provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or
(2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

     EXAMPLES:

-----------------------------------------------------------------------------
                                            A                    B
-----------------------------------------------------------------------------
     Face Amount                        $100,000            $100,000
-----------------------------------------------------------------------------
     Insured's Age                         40                  40
-----------------------------------------------------------------------------
     Account Value on Date of Death      $46,500             $34,000
-----------------------------------------------------------------------------
     Specified Percentage                  250%                250%
-----------------------------------------------------------------------------

In Example A, the Death Benefit equals $116,250, I.E., the greater of
$100,000 (the Face Amount) or $116,250 (the Account Value at the Date of
Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Hart Life would pay to the beneficiary.

In Example B, the death benefit is $100,000, I.E., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Settlement Provisions."

ACCOUNT VALUE

The Account Value of a Policy will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Policy is related to the net asset value of the Funds to which premiums on the Policy have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Policy in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account, and then summing the result for all the Sub-Accounts credited to the Policy and the value of the Loan Account. See "The Policy -- Accumulation Unit Values."

TRANSFER OF ACCOUNT VALUE

While the Policy remains in force, and subject to Hart Life's transfer rules then in effect, the Policy Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hart Life reserves the right to restrict the number of such transfers to no more than 12 per Policy Year, with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-862-6668. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hart Life and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hart Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hart Life may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hart Life follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded. Hart Life will send the Policy Owner a confirmation of the transfer within five days from the date of any instruction. IT IS THE RESPONSIBILITY OF THE POLICY OWNER TO VERIFY THE ACCURACY OF ALL CONFIRMATIONS OF TRANSFERS AND TO PROMPTLY ADVISE ALPINE

OF ANY INACCURACIES WITHIN 30 DAYS OF RECEIPT OF THE CONFIRMATION.

Hart Life may modify the right to reallocate Account Value among the Sub-Accounts if Hart Life determines, in its sole discretion, that the exercise of that right by one or more Policy Owners is, or would be, to the disadvantage of other Policy Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Policy Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hart Life considers to be disadvantageous to other Policy Owners.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hart Life receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hart Life receives the transfer request.

POLICY LOANS

While the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hart Life. Both types of loans are secured by the Policy. The aggregate loans (including the currently applied for loan) may not exceed, at the time a loan is requested, 90% of the Cash Value.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Policy (unless the Policy Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the Policy is considered a "Preferred Loan."
 For exchanges which take place according to IRC Section 1035(a) that have an outstanding loan at the time of transfer, the difference between the Account Value and the total of all premiums paid under the Policy is considered a Preferred Loan. The loan interest rate that Hart Life will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date. The proceeds of a loan will be delivered to the Policy Owner within seven business days of Hart Life's receipt of the loan request.

If the aggregate outstanding loan(s) secured by the Policy exceeds the Account Value of the Policy less any Surrender Charges and due and unpaid Deduction Amount, Hart Life will give written notice to the Policy Owner that, unless Hart Life receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse.

All or any part of any loan secured by a Policy may be repaid while the Policy is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Policy Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Policy will be reinstated. See "Policy Benefits and Rights -- Lapse and Reinstatement."

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the annual interest rate for amounts held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE POLICY

While the Policy is in force, you may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, you will receive the Cash Surrender Value determined as of the day Hart Life receives your written request or the date you request whichever is later. The Cash Surrender Value equals the Account Value less any Surrender Charges and any Unamortized Tax charge and all Indebtedness. Hart Life will pay the Cash Surrender Value of the Policy within seven days of receipt by Hart Life of the written request or on the effective surrender date you request, whichever is later. The Policy will terminate on the date of receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Policy, see "Federal Tax Considerations."

If you choose to apply the surrender proceeds to a payment option (see "Other Matters -- Settlement Provisions." ), the Surrender Charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the Surrender Charge. However, any Unamortized Tax charge, if applicable, will be deducted from the surrender proceeds to be applied. In addition, amounts withdrawn from payment Option 1, Option 5 or Option 6 will be subject to any applicable Surrender Charge.

PARTIAL SURRENDERS

While the Policy is in force, you may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial surrender, must at least equal

Hart Life's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrender will be deducted pro rata from each Sub-Account, unless you instruct otherwise. The Face Amount will be reduced proportionate to the reduction in the Account
Value due to the partial surrender. Partial surrenders in excess of the Annual Withdrawal Amount will be subject to the Surrender Charge and any Unamortized Tax charges. See "Deductions and Charges --Surrender Charge," and "Deductions and Charges -- Policy Owner Option 1." For a discussion of the tax consequences of partial surrenders, see "Federal Tax Considerations."

BENEFITS AT MATURITY

If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the Policy to Hart Life, Hart Life will pay you the Cash Surrender Value. In such case, the Policy will terminate and Hart Life will have no further obligations under the Policy. (The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits.")

LAPSE AND REINSTATEMENT

The Policy will remain in force until the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Activity Date. Hart Life will notify you of the deficiency in writing and will provide a 61-day grace period to pay an amount sufficient to cover the Deduction Amounts due as well as three. The notice will indicate the amount that must be paid.

The Policy will continue through the grace period, but if no additional premium payment is made, it will terminate at the end of the grace period.
If the person insured under the Policy dies during the grace period, the Death Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due and unpaid. See "Policy Benefits and Rights -- Death Benefit."

If the Policy lapses, you may apply for reinstatement of the Policy by payment of the reinstatement premium shown in the Policy and any applicable charges. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hart Life will require repayment of the loan before permitting reinstatement. In addition, Hart Life reserves the right to require evidence of insurability satisfactory to Hart Life.

CANCELLATION AND EXCHANGE RIGHTS

You have a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Hart Life or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to you (a longer free-look period is provided in certain cases), Hart Life will return to you, within seven days, the greater of premiums paid for the Policy less Indebtedness or the sum of (1) the Account Value less any Indebtedness on the date the returned Policy is received by Hart Life or its agent and (2) any deductions under Policy or by the Funds for taxes, charges or fees.

Once the Policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance Policy offered by Alpine (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new Policy will have, at your election, either the same Coverage Amount as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

Hart Life will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency, as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Policies be suspended for the protection of Policy Owners, until such condition has ended.


                               LAST SURVIVOR POLICIES
                               ----------------------

The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

     1. The cost of insurance charges under the last survivor Policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix B."

     2. To qualify for simplified underwriting under a last survivor Policy, both Insureds must meet the simplified underwriting standards.

     3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

     4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

     5. Additional tax disclosures applicable to last survivor Policies are provided in "Federal Tax Considerations."

                                   OTHER MATTERS
                                   -------------

VOTING RIGHTS

In accordance with its interpretation of presently applicable law, Hart Life will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hart Life will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (I.E., shares owned by Hart Life) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Hart Life's present interpretation should change and, as a result, Hart Life determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Policy Benefits and Rights -- Policy Loans.") will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the Funds prospectus accompanying this Prospectus to determine matters on which shareholders may vote.

Hart Life may, when required by state insurance regulatory authorities, disregard Policy Owners' voting instructions if such instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory Policy for the Funds.

In addition, Hart Life itself may disregard Policy Owners' voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hart Life reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If
Alpine does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

STATEMENTS

Hart Life will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Policy Year, Hart Life will send you a statement showing the Coverage Amount and the Account Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Policy as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Policy since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

Hart Life may not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.


MISSTATEMENT AS TO AGE OR SEX


If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Policy.

SETTLEMENT PROVISIONS

The surrender proceeds or Death Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hart Life's settlement options. The minimum amount that may be applied under a payment option is $5,000, unless Hart Life consents to a lesser amount. UNDER PAYMENT OPTIONS 2, 3 AND 4, NO SURRENDER OR PARTIAL SURRENDERS ARE PERMITTED AFTER PAYMENTS COMMENCE. FULL SURRENDER OR PARTIAL SURRENDERS MAY BE MADE FROM PAYMENT OPTION 1, OPTION 5, OR OPTION 6, BUT CHECK WITH YOUR TAX ADVISOR BECAUSE THERE MAY BE ADVERSE TAX CONSEQUENCES.

Hart Life will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Policies (Hart Life may offer other payment options):

Option 1:  Interest Income

This option offers payments of interest, at the rate Hart Life declares, on the amount applied under his option. The interest rate will never be less than 3 1/2% per year.

Option 2:  Life Annuity

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options, since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two annuity payments if he died before the date of the third annuity payment, etc.

Option 3:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hart Life.

Option 4:  Joint and Last Survivor Annuity

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hart Life, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

Option 5:  Payments for a Designated Period

An amount payable monthly for the number of years selected, which may be from five to 30 years.

In the event of the payee's death prior to the end of the designated period, the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hart Life.

Option 5 is an option that does not involve life contingencies.

Option 6:  Policy Proceeds Settlement Option

Proceeds from the Death Benefit left with Hart Life. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial surrenders may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an Annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Policy contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Policy contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Policy.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate (to be determined by Hart Life) which is no less than the rate specified in the fixed payment annuity tables in the Policy. The annuity payment will remain level for the duration of the annuity.

Alpine will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

You name the beneficiary in the application for the Policy. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to you if living; otherwise to your estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. Hart Life is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS


NAME                            BUSINESS EXPERIENCE DURING LAST FIVE YEARS
-----------------------------------------------------------------------------------

David A. Carlson       Vice President (1999-present), Assistant Vice President
                       (1998-1999), Hartford Life and Annuity Insurance Company;
                       Vice President (1999-present), Assistant Vice President
                       (1998-1999), Hartford Life Insurance Company; Vice President
                       (1999-present), Assistant Vice President (1999); Servus Life
                       Insurance Company; Vice President (1999-present), Assistant
                       Vice President (1999), Hart Life Insurance Company; CIGNA
                       Corporation (1975-1998)

Peter W. Cummins       Senior Vice President (1997-present), Vice President
                       (1993-1997), Hartford Life and Annuity Insurance Company;
                       Senior Vice President (1997-Present), Vice President
                       (1989-1997), Hartford Life Insurance Company

Patrice Kelly-Ellis    Vice President (1999-present), Assistant Vice President
                       (1995-1999), Hartford Life Insurance Company; Vice President
                       (1999-present), Assistant Vice President (1995-2000),
                       Hartford Life and Annuity Insurance Company

Timothy M. Fitch       Vice President & Actuary (1995-Present), Hartford Life
                       Insurance Company; Vice President & Actuary (1997-present),
                       Assistant Vice President & Actuary (1995-1997), Hartford
                       Life and Annuity Insurance Company

Mary Jane B. Fortin    Vice President & Chief Accounting Officer (1998-Present),
                       Assistant Vice President & Chief Accounting Officer (1998),
                       Hartford Life Insurance Company; Vice President & Chief
                       Accounting Officer (1998-Present), Assistant Vice
                       President & Chief Accounting Officer (1998), Hartford Life
                       and Annuity Insurance Company, Vice President & Chief
                       Accounting Officer (1998-present), Servus Life Insurance
                       Company, Vice President & Chief Accounting Officer
                       (1998-present), Hart Life Insurance Company

David T. Foy           Senior Vice President, Chief Financial Officer & Treasurer
                       (1999-present), Senior Vice President & Treasurer
                       (1998-1999), Director (1999-present), Vice President (1998),
                       Hartford Life and Annuity Insurance Company; Senior Vice
                       President, Chief Financial Officer & Treasurer
                       (1999-present), Senior Vice President & Treasurer
                       (1998-1999), Vice President (1998), Assistant Vice
                       President & Actuary (1995-1998), Director (1999-present),
                       Hartford Life Insurance Company; Senior Vice President &
                       Treasurer (1998-present), Director (1999-present), Servus
                       Life Insurance Company; Senior Vice President & Treasurer
                       (1999-present), Hart Life Insurance Company

Lois W. Grady          Senior Vice President (1998-present), Vice President
                       (1994-1998), Hartford Life and Annuity Insurance Company;
                       Senior Vice President (1998-present), Vice President
                       (1994-1998), Hartford Life Insurance Company

Ryan Johnson           Vice President (1999-present), Hartford Life Insurance
                       Company; Vice President (1999-present), Hartford Life and
                       Annuity Insurance Company; The Guardian (1986-1999)

Stephen T. Joyce       Senior Vice President (1999-present), Vice President
                       (1997-1999), Assistant Vice President (1995-1997), Hartford
                       Life and Annuity Insurance Company; Senior Vice President
                       (2000-present), Vice President (1997-2000), Assistant Vice
                       President (1994-1997), Hartford Life Insurance Company

Michael D. Keeler      Vice President (1998-present), Hartford Life and Annuity
                       Insurance Company; Vice President (1998-present), Hartford
                       Life Insurance Company; Vice President (1995-1997),
                       Providian Insurance

Robert A. Kerzner      Executive Vice President (2001-present), Senior Vice
                       President (1998-2001), Director of Individual Life
                       (1998-Present), Vice President (1994-1998), Hartford Life
                       and Annuity Insurance Company; Executive Vice President
                       (2001-present), Senior Vice President (1998-2001), Director of Individual Life (1998-present), Vice President
                       (1994-1998), Hartford Life Insurance Company

David N. Levenson      Senior Vice President (2000-present), Vice President
                       (1998-2000), Assistant Vice President (1995-1998), Hartford
                       Life and Annuity Insurance Company; Senior Vice President
                       (2000-present), Vice President (1998-2000), Assistant Vice
                       President (1995-1998), Hartford Life Insurance Company

Joseph F. Mahoney      Vice President (1999-present), Hartford Life and Annuity
                       Insurance Company; Vice President (1999-present), Hartford
                       Life Insurance Company; Consultant (1999), Mahoney &
                       Associates; President (1969-1999), Prudential Preferred

NAME                            BUSINESS EXPERIENCE DURING LAST FIVE YEARS
-----------------------------------------------------------------------------------
Thomas M. Marra        Director (1994-present), President (2000-present), Executive
                       Vice President (1997-2000), Senior Vice President
                       (1993-1997), Hartford Life and Annuity Insurance Company;
                       Director (1994-Present), President (2000-present), Executive
                       Vice President (1995-2000), Hartford Life Insurance Company;
                       Director (1998-present), President (2000-present), Servus
                       Life Insurance Company; Director (1995-present), President
                       (2000-present), Hart Life Insurance Company

Gary J. Miller         Vice President (2000-present), Hartford Life and Annuity
                       Insurance Company; Vice President (2000-present), Hartford
                       Life Insurance Company; Vice President (1998-2000),
                       Prudential; Vice President (1988-1998), Delaware Valley
                       Financial Services

Tom Nassiri            Vice President (2000-present), Hartford Life and Annuity
                       Insurance Company; Vice President (2000-present), Hartford
                       Life Insurance Company

Deanne Osgood          Vice President (1999-present), Hartford Life and Annuity
                       Insurance Company; Vice President (1999-present), Hartford
                       Life Insurance Company; Milliman & Robertson (1996-1999)

Craig R. Raymond       Senior Vice President & Chief Actuary (1997-present), Vice
                       President & Chief Actuary (1993-1997), Hartford Life and
                       Annuity Insurance Company; Senior Vice President & Chief
                       Actuary (1997-present), Vice President & Chief Actuary
                       (1993-1997), Hartford Life Insurance Company; Senior Vice
                       President & Chief Actuary (1997-present), Actuary
                       (1995-1997), Hart Life Insurance Company; Senior Vice
                       President & Chief Actuary (1998-present), Servus Life
                       Insurance Company

Christine Hayer        Senior Vice President, General Counsel and Corporate
Repasy                 Secretary (2000-present), Director (2000-present), Vice
                       President (1999-2000), Assistant Vice President (1998-1999),
                       Hartford Life and Annuity Insurance Company; Senior Vice
                       President, General Counsel and Corporate Secretary
                       (2000-present), Director (2000-present), Vice President
                       (1999-2000), Assistant Vice President (1998-1999), Hartford
                       Life Insurance Company; Senior Vice President, General
                       Counsel and Corporate Secretary (2000-present), Servus Life
                       Insurance Company; Senior Vice President, General Counsel
                       and Corporate Secretary (2000-present), Hart Life Insurance
                       Company

Lowndes A. Smith       Director (1985-present), Chairman of the Board
                       (2000-present), Chief Executive Officer (1995-present),
                       President (1989-2000), Hartford Life and Annuity Insurance
                       Company; Director (1985-Present), Chairman of the Board
                       (2000-present), Chief Executive Officer (2000-present),
                       President (1989-Present), Chief Executive Officer
                       (1997-Present), Chief Operating Officer (1989-1997),
                       Hartford Life Insurance Company; Chairman of the Board and
                       Chief Executive Officer (2000-present), President & Chief
                       Executive Officer (1997-2000), President & Chief Operating
                       Officer (1995-1997), Chairman of the Board & Director
                       (1995-present), Hart Life Insurance Company; Director
                       (1998-present), Chief Executive Officer (2000-present),
                       President (1998-2000), Servus Life Insurance Company

Joe M. Thomson         Senior Vice President (2000-Present), Hartford Life and
                       Annuity Insurance Company; Senior Vice President
                       (2000-Present), Hartford Life Insurance Company; President
                       (1980-Present), Planco Financial Services, Inc.

John C. Walters        Executive Vice President (2000-present), Director
                       (2000-present), Hartford Life and Annuity Insurance Company,
                       Executive Vice President (2000-present), Director
                       (2000-present), Hartford Life Insurance Company; Executive
                       Vice President (2000-present), Hart Life Insurance Company;
                       Executive Vice President (2000-present), Servus Life
                       Insurance Company; Wheat First Securities, Inc./First Union
                       Capital Markets Corp., (1984-1999)

David M. Znamierowski  Senior Vice President (1997-present), Chief Investment
                       Officer (1997, 2000-present), Vice President (1995-1997),
                       Director (1997-Present), Hartford Life and Annuity Insurance
                       Company; Senior Vice President (1997-present), Chief
                       Investment Officer (1997, 1999-present), Vice President
                       (1995-1997), Director (1997-present), Hartford Life
                       Insurance Company; Senior Vice President & Chief Investment
                       Officer (1997-present), Director (1997-present), Hart Life
                       Insurance Company; Director (2000-present) Servus Life
                       Insurance Company


Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

HOW WE SELL OUR POLICY
----------------------

Hart Life intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hart Life and who are registered representatives of Hartford Securities Distribution Company, Inc. ("HSD") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of Hart Life. The principal business address of HSD is the same as that of Hart Life.

The following table shows officers and directors of HSD:


 NAME AND PRINCIPAL BUSINESS ADDRESS            POSITIONS AND OFFICES
 -----------------------------------            -----------------------

 David A. Carlson                         Vice President
 Peter W. Cummins                         Senior Vice President
 Bruce W. Ferris                          Vice President
 David T. Foy                             Treasurer
 George R. Jay                            Controller
 Ryan Johnson                             Vice President
 Thomas M. Marra                          President, Director
 Christine Hayer Repasy                   Senior Vice President, General
                                          Counsel and Corporate Secretary
 Lowndes A. Smith                         Chairman of the Board and Chief
                                          Executive Officer, Director
 John C. Walters                          Executive Vice President, Director


The maximum sales commission payable to Hart Life agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for
variable insurance compensation.   Compensation is generally based on premium
payments made by policyholders or contract owners. This compensation is usually paid from the surrender charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hart Life may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hart Life out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

Hart Life may provide information on various topics to you and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
--------------------------------------------

The assets of the Separate Account are held by Hart Life. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hart Life. Hart Life maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hart Life's blanket fidelity bond, issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hart Life.

                           FEDERAL TAX CONSIDERATIONS

GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT


The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Part 1 of Subchapter L of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right - Account Value"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.


Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.


INCOME TAXATION OF POLICY BENEFITS -- GENERALLY

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR POLICIES

Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Policy will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS


A modified endowment contract ("MEC") is a life insurance contract that either: (i) satisfies the definition of life insurance in Section 7702 but fails the "seven-pay" test of Section 7702A or (ii) is exchanged for a MEC. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a MEC for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Policy to be treated as a MEC if no additional premiums are paid.



A contract that is classified as MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a MEC during the life of the Insured will be taxed to the extent of any accumulated income in the policy (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All MEC policies that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.


ESTATE AND GENERATION SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.


The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $675,000 (for
2001) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next six years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).


If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million, as adjusted for inflation. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-    no more than 70% is represented by any two investments,

-    no more than 80% is represented by any three investments and

-    no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD


Under existing provisions of the Code, except as described below, any increase in an Owner's Investment Value is generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the Policy prior to the Insured's death. If the Policy is surrendered or matures, the amount received will be includable in the Policy Owner's income to the extent that it exceeds the Policy Owner's "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received previously under the Policy to the extent such amounts received were excluded from gross income. Since this Policy is a modified endowment contract, partial withdrawals (or other such amounts deemed to be distributed) from the Policy constitute income to the Policy Owner for federal income tax purposes.


LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS


IRS recently published Notice 2001-10 addressing the taxation of split dollar arrangements with life contracts. The Notice modified and revoked certain revenue rulings and was intended to provide interim guidance pending further action. In the Notice, among other things, the IRS indicated that generally employer payments in a split dollar arrangement must be treated either (1) as a loan from employer to employee, (2) as taxable compensation to the employee or
(3) as an employer investment in the contract. The Notice also indicates that similar principles should apply to split dollar arrangements in contexts other than employer/employee arrangements. The IRS has requested comments on the issues raised in the Notice and on any other issue of split dollar taxation for which further guidance is needed. Therefore, purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF POLICIES

In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                                 LEGAL PROCEEDINGS
                                 -----------------

There are no material legal proceedings pending to which the Separate Account is a party.

                                   LEGAL MATTERS
                                   -------------


Legal matters in connection with the issue and sale of flexible premium variable life insurance Policies described in this Prospectus and the organization of Hart Life, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary of Hart Life.

                                      EXPERTS
                                      -------

The audited statutory financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to the report on the statutory financial statements of Hart Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


The hypothetical Policy illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Thomas P. Kalmbach, FSA, MAAA, Actuary for Hart Life, and are included in reliance upon her opinion as to their reasonableness.


                               REGISTRATION STATEMENT
                               ----------------------

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Hart Life, and the Policies.

                                     APPENDIX A

               SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK


If the Policy is purchased in the State of New York, the following provisions of the Prospectus are amended as follows:

In the Special Terms subsection of the Prospectus, the definition of Account Value is deleted and the following definition is substituted:

          Account Value: The current value of Accumulation Units plus the value of the Loan Account under the Policy. In the case of a Policy Owner who purchases the Policy in the State of New York (the "New York Policy Owner") and who elects to transfer into the Fixed Account, Account Value is the current value of the Fixed Account plus the value of the Loan Account under the Policy.

     The following definition is added:

          Fixed Account: Part of the General Account of Hart Life to which a New York Policy Owner may allocate the entire Account Value.

The definition of Loan Account is deleted and the following definition is substituted:

          Loan Account: An account in Hart Life's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Policy Owner, from the Fixed Account for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

The following is added to the Prospectus as a separate section following the section entitled "The Separate Account":

                                 THE FIXED ACCOUNT

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE

FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Account," New York Policy Owners may transfer no less than the entire Account Value to the Fixed Account. Account Value transferred to the Fixed Account becomes part of the general assets of Hart Life. Hart Life invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.

Hart Life currently credits interest to the Account Value transferred to the Fixed Account under the Policy at the Minimum Credited Rate of 3% per year, compounded annually. Hart Life reserves the right to credit a lower minimum interest rate according to state law. Hart Life may also credit interest at rates greater than the minimum Fixed Account interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges - - Administrative Charges":

     No Administrative Charge is deducted from Account Value in the Fixed
Account.

The following language is added to the section of the Prospectus entitled "Deductions and Charges - - Mortality and Expense Risk Charge":

     No Mortality and Expense Risk Charge is deducted from Account Value in the Fixed Account.

The following separate sections are added to the section of the Prospectus entitled "Policy Benefits":

TRANSFER OF ENTIRE ACCOUNT VALUE TO THE FIXED ACCOUNT

New York Policy Owners may transfer no less than the entire Account Value into the Fixed Account under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Policy Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Policy Owner objects to.

A TRANSFER TO THE FIXED ACCOUNT MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCOUNT, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

For New York Policy Owners who elect to invest in the Fixed Account, Hart Life will transfer the entire Account Value from the Separate Account to the Fixed Account on the Monthly Activity Date next following the date on which Hart Life received the transfer request. The Account Value in the Fixed Account on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to the Fixed Account and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Account; minus any partial surrenders taken since the last
Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than a Monthly
Activity Date), the Account Value of the Fixed Account equals the Account
Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Activity Date.

DEFERRED PAYMENTS

Hart Life reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Account for up to six months from the date of request. If payment is deferred for more than ten days, Hart Life will pay interest at the Fixed Account Minimum Credited Interest Rate.

                                     APPENDIX B

                             ILLUSTRATIONS OF BENEFITS
                             -------------------------


The tables in Appendix B illustrate the way in which a Policy operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 65 with a Face Amount of $20,000 is illustrated for the single life preferred Policy for both Policy Owner Option 1 and Policy Owner Option 2. The illustrations for the last survivor preferred Policy assume a male and female both age 65 for a Face Amount of $28,491.


The death benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated.

The tables reflect the deductions of current Policy charges for Policy Owner Option 1 and Policy Owner Option 2 and guaranteed Policy charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.54% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the annual charge of 0.54% described above) of 0.54%, 5.46% and 11.46%, respectively.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account").

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Hart Life will furnish upon request, a comparable illustration reflecting the proposed Insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hart Life will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,903          9,878        20,000             10,690          9,670         20,000
      2           11,025          11,855         10,838        20,000             11,407         10,399         20,000
      3           11,576          12,893         11,888        20,000             12,190         11,197         20,000
      4           12,155          14,025         13,185        20,000             13,052         12,226         20,000
      5           12,763          15,259         14,439        20,000             14,006         13,201         20,000
      6           13,401          16,605         16,009        20,000             15,072         14,492         20,000
      7           14,071          18,072         17,507        20,422             16,273         15,721         20,000
      8           14,775          19,678         19,350        21,843             17,640         17,322         20,000
      9           15,513          21,441         21,157        23,371             19,202         18,924         20,930
     10           16,289          23,350         23,320        25,452             20,908         20,878         22,790
     11           17,103          25,638         25,608        27,690             22,954         22,924         24,791
     12           17,959          28,161         28,131        30,132             25,208         25,178         26,973
     13           18,856          30,918         30,888        33,083             27,671         27,641         29,609
     14           19,799          33,961         33,931        35,999             30,391         30,361         32,215
     15           20,789          37,293         37,263        39,531             33,362         33,332         35,364
     16           21,829          40,970         40,940        43,020             36,648         36,618         38,481
     17           22,920          44,997         44,967        47,248             40,238         40,208         42,251
     18           24,066          49,423         49,393        51,895             44,154         44,124         46,362
     19           25,270          54,288         54,288        57,002             48,418         48,388         50,839
     20           26,533          59,667         59,667        62,651             53,055         53,055         55,708
     25           33,864          95,698         95,698       100,483             83,004         83,004         87,155
     30           43,219         153,487        153,487       158,092            130,168        130,168        134,073

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,316         9,304         20,000             10,101          9,093         20,000
      2           11,025          10,612         9,619         20,000             10,146          9,163         20,000
      3           11,576          10,916         9,945         20,000             10,162          9,204         20,000
      4           12,155          11,231        10,432         20,000             10,144          9,361         20,000
      5           12,763          11,555        10,781         20,000             10,085          9,329         20,000
      6           13,401          11,890        11,341         20,000              9,976          9,447         20,000
      7           14,071          12,235        11,713         20,000              9,805          9,310         20,000
      8           14,775          12,591        12,298         20,000              9,558          9,289         20,000
      9           15,513          12,958        12,696         20,000              9,214          8,977         20,000
     10           16,289          13,337        13,307         20,000              8,752          8,722         20,000
     11           17,103          13,838        13,808         20,000              8,217          8,187         20,000
     12           17,959          14,360        14,330         20,000              7,510          7,480         20,000
     13           18,856          14,902        14,872         20,000              6,588          6,558         20,000
     14           19,799          15,466        15,436         20,000              5,398          5,368         20,000
     15           20,789          16,052        16,022         20,000              3,863          3,833         20,000
     16           21,829          16,662        16,632         20,000              1,875          1,845         20,000
     17           22,920          17,296        17,266         20,000                  -              -              -
     18           24,066          17,955        17,925         20,000                  -              -              -
     19           25,270          18,641        18,611         20,000                  -              -              -
     20           26,533          19,354        19,324         20,322                  -              -              -
     25           33,864          23,369        23,339         24,538                  -              -              -
     30           43,219          28,253        28,223         29,101                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500           9,729         8,751         20,000              9,511          8,554         20,000
      2           11,025           9,437         8,510         20,000              8,957          8,076         20,000
      3           11,576           9,152         8,276         20,000              8,361          7,558         20,000
      4           12,155           8,875         8,180         20,000              7,716          7,108         20,000
      5           12,763           8,606         7,952         20,000              7,012          6,474         20,000
      6           13,401           8,344         7,897         20,000              6,235          5,893         20,000
      7           14,071           8,089         7,675         20,000              5,368          5,083         20,000
      8           14,775           7,841         7,615         20,000              4,388          4,248         20,000
      9           15,513           7,600         7,399         20,000              3,266          3,163         20,000
     10           16,289           7,365         7,335         20,000              1,973          1,943         20,000
     11           17,103           7,194         7,164         20,000                480            450         20,000
     12           17,959           7,026         6,996         20,000                  -              -              -
     13           18,856           6,861         6,831         20,000                  -              -              -
     14           19,799           6,700         6,670         20,000                  -              -              -
     15           20,789           6,542         6,512         20,000                  -              -              -
     16           21,829           6,386         6,356         20,000                  -              -              -
     17           22,920           6,234         6,204         20,000                  -              -              -
     18           24,066           6,085         6,055         20,000                  -              -              -
     19           25,270           5,938         5,908         20,000                  -              -              -
     20           26,533           5,794         5,764         20,000                  -              -              -
     25           33,864           5,117         5,087         20,000                  -              -              -
     30           43,219           4,501         4,471         20,000                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,535         9,755         20,000             10,308          9,528         20,000
      2           11,025          11,529        10,749         20,000             11,048         10,268         20,000
      3           11,576          12,620        11,840         20,000             11,861         11,081         20,000
      4           12,155          13,816        13,186         20,000             12,762         12,132         20,000
      5           12,763          15,130        14,500         20,000             13,767         13,137         20,000
      6           13,401          16,571        16,141         20,000             14,897         14,467         20,000
      7           14,071          18,153        17,723         20,513             16,180         15,750         20,000
      8           14,775          19,895        19,665         22,084             17,649         17,419         20,000
      9           15,513          21,819        21,589         23,783             19,338         19,108         21,079
     10           16,289          23,918        23,888         26,071             21,194         21,164         23,102
     11           17,103          26,263        26,233         28,364             23,269         23,239         25,131
     12           17,959          28,847        28,817         30,867             25,555         25,525         27,344
     13           18,856          31,672        31,642         33,890             28,052         28,022         30,016
     14           19,799          34,790        34,760         36,878             30,809         30,779         32,658
     15           20,789          38,204        38,174         40,497             33,821         33,791         35,851
     16           21,829          41,973        41,943         44,072             37,154         37,124         39,012
     17           22,920          46,099        46,069         48,404             40,793         40,763         42,834
     18           24,066          50,634        50,634         53,166             44,764         44,734         47,002
     19           25,270          55,651        55,651         58,434             49,087         49,057         51,542
     20           26,533          61,166        61,166         64,225             53,789         53,789         56,479
     25           33,864          98,102        98,102        103,007             84,152         84,152         88,361
     30           43,219         157,342       157,342        162,063            131,968        131,968        135,928

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500           9,968         9,191         20,000              9,739          8,978         20,000
      2           11,025          10,320         9,540         20,000              9,824          9,057         20,000
      3           11,576          10,684         9,904         20,000              9,882          9,111         20,000
      4           12,155          11,063        10,433         20,000              9,909          9,284         20,000
      5           12,763          11,456        10,826         20,000              9,898          9,274         20,000
      6           13,401          11,865        11,435         20,000              9,839          9,416         20,000
      7           14,071          12,289        11,859         20,000              9,723          9,304         20,000
      8           14,775          12,729        12,499         20,000              9,533          9,312         20,000
      9           15,513          13,186        12,956         20,000              9,250          9,035         20,000
     10           16,289          13,661        13,631         20,000              8,855          8,825         20,000
     11           17,103          14,175        14,145         20,000              8,333          8,303         20,000
     12           17,959          14,710        14,680         20,000              7,642          7,612         20,000
     13           18,856          15,266        15,236         20,000              6,740          6,710         20,000
     14           19,799          15,844        15,814         20,000              5,575          5,545         20,000
     15           20,789          16,446        16,416         20,000              4,070          4,040         20,000
     16           21,829          17,071        17,041         20,000              2,119          2,089         20,000
     17           22,920          17,722        17,692         20,000                  -              -              -
     18           24,066          18,398        18,368         20,000                  -              -              -
     19           25,270          19,101        19,071         20,057                  -              -              -
     20           26,533          19,833        19,803         20,825                  -              -              -
     25           33,864          23,952        23,922         25,150                  -              -              -
     30           43,219          28,962        28,932         29,831                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,000

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500           9,401         8,666         20,000              9,170          8,452         20,000
      2           11,025           9,177         8,459         20,000              8,671          7,990         20,000
      3           11,576           8,958         8,256         20,000              8,126          7,487         20,000
      4           12,155           8,743         8,188         20,000              7,528          7,047         20,000
      5           12,763           8,532         7,990         20,000              6,867          6,425         20,000
      6           13,401           8,326         7,963         20,000              6,130          5,854         20,000
      7           14,071           8,124         7,769         20,000              5,297          5,055         20,000
      8           14,775           7,927         7,738         20,000              4,346          4,229         20,000
      9           15,513           7,733         7,548         20,000              3,249          3,154         20,000
     10           16,289           7,544         7,514         20,000              1,971          1,941         20,000
     11           17,103           7,369         7,339         20,000                478            448         20,000
     12           17,959           7,198         7,168         20,000                  -              -              -
     13           18,856           7,030         7,000         20,000                  -              -              -
     14           19,799           6,865         6,835         20,000                  -              -              -
     15           20,789           6,704         6,674         20,000                  -              -              -
     16           21,829           6,545         6,515         20,000                  -              -              -
     17           22,920           6,390         6,360         20,000                  -              -              -
     18           24,066           6,238         6,208         20,000                  -              -              -
     19           25,270           6,088         6,058         20,000                  -              -              -
     20           26,533           5,942         5,912         20,000                  -              -              -
     25           33,864           5,250         5,220         20,000                  -              -              -
     30           43,219           4,623         4,593         20,000                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,965         9,938         28,491             10,965          9,938         28,491
      2           11,025          11,971        10,952         28,491             11,971         10,952         28,491
      3           11,576          13,053        12,045         28,491             13,053         12,045         28,491
      4           12,155          14,221        13,378         28,491             14,218         13,375         28,491
      5           12,763          15,496        14,673         28,491             15,474         14,651         28,491
      6           13,401          16,889        16,290         28,491             16,831         16,232         28,491
      7           14,071          18,409        17,841         28,491             18,300         17,732         28,491
      8           14,775          20,069        19,739         28,491             19,896         19,566         28,491
      9           15,513          21,882        21,598         28,491             21,639         21,355         28,491
     10           16,289          23,862        23,832         28,491             23,558         23,528         28,491
     11           17,103          26,253        26,223         28,491             25,901         25,871         28,491
     12           17,959          28,931        28,901         30,957             28,539         28,509         30,538
     13           18,856          31,872        31,842         34,103             31,440         31,410         33,641
     14           19,799          35,113        35,083         37,220             34,636         34,606         36,715
     15           20,789          38,665        38,635         40,986             38,140         38,110         40,429
     16           21,829          42,585        42,555         44,714             42,006         41,976         44,107
     17           22,920          46,877        46,847         49,221             46,239         46,209         48,551
     18           24,066          51,569        51,569         54,148             50,867         50,867         53,411
     19           25,270          56,764        56,764         59,603             55,952         55,952         58,750
     20           26,533          62,483        62,483         65,607             61,494         61,494         64,569
     25           33,864         100,969       100,969        106,018             97,192         97,192        102,052
     30           43,219         163,162       163,162        168,057            153,068        153,068        157,660

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,374         9,361         28,491             10,374          9,361         28,491
      2           11,025          10,711         9,717         28,491             10,711          9,717         28,491
      3           11,576          11,036        10,063         28,491             11,036         10,063         28,491
      4           12,155          11,371        10,571         28,491             11,345         10,545         28,491
      5           12,763          11,718        10,941         28,491             11,633         10,858         28,491
      6           13,401          12,076        11,525         28,491             11,893         11,344         28,491
      7           14,071          12,445        11,922         28,491             12,118         11,597         28,491
      8           14,775          12,827        12,533         28,491             12,295         12,004         28,491
      9           15,513          13,222        12,959         28,491             12,411         12,150         28,491
     10           16,289          13,630        13,600         28,491             12,450         12,420         28,491
     11           17,103          14,164        14,134         28,491             12,496         12,466         28,491
     12           17,959          14,720        14,690         28,491             12,433         12,403         28,491
     13           18,856          15,300        15,270         28,491             12,238         12,208         28,491
     14           19,799          15,903        15,873         28,491             11,881         11,851         28,491
     15           20,789          16,532        16,502         28,491             11,322         11,292         28,491
     16           21,829          17,187        17,157         28,491             10,504         10,474         28,491
     17           22,920          17,868        17,838         28,491              9,348          9,318         28,491
     18           24,066          18,578        18,548         28,491              7,741          7,711         28,491
     19           25,270          19,318        19,288         28,491              5,528          5,498         28,491
     20           26,533          20,088        20,058         28,491              2,491          2,461         28,491
     25           33,864          24,446        24,416         28,491                  -              -              -
     30           43,219          29,786        29,756         30,680                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500           9,784         8,800         28,491              9,784          8,800         28,491
      2           11,025           9,521         8,587         28,491              9,521          8,587         28,491
      3           11,576           9,248         8,363         28,491              9,237          8,353         28,491
      4           12,155           8,982         8,279         28,491              8,926          8,227         28,491
      5           12,763           8,723         8,061         28,491              8,581          7,929         28,491
      6           13,401           8,470         8,017         28,491              8,194          7,755         28,491
      7           14,071           8,224         7,804         28,491              7,754          7,355         28,491
      8           14,775           7,985         7,755         28,491              7,244          7,033         28,491
      9           15,513           7,751         7,547         28,491              6,646          6,466         28,491
     10           16,289           7,523         7,493         28,491              5,935          5,905         28,491
     11           17,103           7,360         7,330         28,491              5,131          5,101         28,491
     12           17,959           7,200         7,170         28,491              4,150          4,120         28,491
     13           18,856           7,043         7,013         28,491              2,956          2,926         28,491
     14           19,799           6,888         6,858         28,491              1,502          1,472         28,491
     15           20,789           6,736         6,706         28,491                  -              -              -
     16           21,829           6,587         6,557         28,491                  -              -              -
     17           22,920           6,441         6,411         28,491                  -              -              -
     18           24,066           6,297         6,267         28,491                  -              -              -
     19           25,270           6,155         6,125         28,491                  -              -              -
     20           26,533           6,017         5,987         28,491                  -              -              -
     25           33,864           5,359         5,329         28,491                  -              -              -
     30           43,219           4,757         4,727         28,491                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,595         9,815         28,491             10,595          9,815         28,491
      2           11,025          11,639        10,859         28,491             11,639         10,859         28,491
      3           11,576          12,771        11,991         28,491             12,771         11,991         28,491
      4           12,155          14,004        13,374         28,491             13,998         13,368         28,491
      5           12,763          15,358        14,728         28,491             15,331         14,701         28,491
      6           13,401          16,847        16,417         28,491             16,782         16,352         28,491
      7           14,071          18,484        18,054         28,491             18,366         17,936         28,491
      8           14,775          20,282        20,052         28,491             20,101         19,871         28,491
      9           15,513          22,259        22,029         28,491             22,014         21,784         28,491
     10           16,289          24,434        24,404         28,491             24,138         24,108         28,491
     11           17,103          26,900        26,870         29,053             26,563         26,533         28,689
     12           17,959          29,648        29,618         31,723             29,275         29,245         31,325
     13           18,856          32,662        32,632         34,949             32,251         32,221         34,510
     14           19,799          35,984        35,954         38,144             35,532         35,502         37,664
     15           20,789          39,625        39,595         42,003             39,127         39,097         41,475
     16           21,829          43,643        43,613         45,825             43,093         43,063         45,248
     17           22,920          48,042        48,012         50,445             47,437         47,407         49,809
     18           24,066          52,852        52,852         55,495             52,186         52,186         54,795
     19           25,270          58,177        58,177         61,086             57,402         57,402         60,273
     20           26,533          64,038        64,038         67,240             63,088         63,088         66,243
     25           33,864         103,482       103,482        108,656             99,712         99,712        104,698
     30           43,219         167,222       167,222        172,239            157,036        157,036        161,747

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.46% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500          10,024         9,244         28,491             10,024          9,244         28,491
      2           11,025          10,414         9,634         28,491             10,414          9,634         28,491
      3           11,576          10,799        10,019         28,491             10,797         10,017         28,491
      4           12,155          11,199        10,569         28,491             11,169         10,539         28,491
      5           12,763          11,615        10,985         28,491             11,524         10,894         28,491
      6           13,401          12,047        11,617         28,491             11,857         11,427         28,491
      7           14,071          12,497        12,067         28,491             12,159         11,729         28,491
      8           14,775          12,965        12,735         28,491             12,421         12,191         28,491
      9           15,513          13,451        13,221         28,491             12,628         12,398         28,491
     10           16,289          13,957        13,927         28,491             12,766         12,736         28,491
     11           17,103          14,505        14,475         28,491             12,837         12,807         28,491
     12           17,959          15,075        15,045         28,491             12,803         12,773         28,491
     13           18,856          15,670        15,640         28,491             12,643         12,613         28,491
     14           19,799          16,288        16,258         28,491             12,329         12,299         28,491
     15           20,789          16,933        16,903         28,491             11,820         11,790         28,491
     16           21,829          17,604        17,574         28,491             11,065         11,035         28,491
     17           22,920          18,303        18,273         28,491              9,988          9,958         28,491
     18           24,066          19,031        19,001         28,491              8,480          8,450         28,491
     19           25,270          19,790        19,760         28,491              6,394          6,364         28,491
     20           26,533          20,580        20,550         28,491              3,524          3,494         28,491
     25           33,864          25,048        25,018         28,491                  -              -              -
     30           43,219          30,524        30,494         31,440                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           HART LIFE INSURANCE COMPANY
                     MODIFIED SINGLE PREMIUM LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                             $10,000 INITIAL PREMIUM
               ISSUE AGE: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-.54% NET)

                                           CURRENT CHARGES*                              GUARANTEED CHARGES**
                 Premiums       ----------------------------------------        ----------------------------------------
 End of         Accumulated                      Cash                                            Cash
Contract      at 5% Interest     Account       Surrender        Death            Account        Surrender        Death
  Year           Per Year         Value          Value         Benefit            Value           Value         Benefit
                                ----------------------------------------        ----------------------------------------
      1           10,500           9,453         8,714         28,491              9,453          8,714         28,491
      2           11,025           9,257         8,533         28,491              9,257          8,533         28,491
      3           11,576           9,050         8,341         28,491              9,036          8,329         28,491
      4           12,155           8,846         8,285         28,491              8,786          8,229         28,491
      5           12,763           8,646         8,098         28,491              8,499          7,959         28,491
      6           13,401           8,451         8,083         28,491              8,167          7,810         28,491
      7           14,071           8,259         7,898         28,491              7,778          7,437         28,491
      8           14,775           8,070         7,879         28,491              7,317          7,141         28,491
      9           15,513           7,886         7,698         28,491              6,764          6,599         28,491
     10           16,289           7,704         7,674         28,491              6,096          6,066         28,491
     11           17,103           7,538         7,508         28,491              5,295          5,265         28,491
     12           17,959           7,375         7,345         28,491              4,318          4,288         28,491
     13           18,856           7,214         7,184         28,491              3,130          3,100         28,491
     14           19,799           7,057         7,027         28,491              1,683          1,653         28,491
     15           20,789           6,902         6,872         28,491                  -              -              -
     16           21,829           6,750         6,720         28,491                  -              -              -
     17           22,920           6,600         6,570         28,491                  -              -              -
     18           24,066           6,454         6,424         28,491                  -              -              -
     19           25,270           6,310         6,280         28,491                  -              -              -
     20           26,533           6,168         6,138         28,491                  -              -              -
     25           33,864           5,497         5,467         28,491                  -              -              -
     30           43,219           4,884         4,854         28,491                  -              -              -

* These values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.
** These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------

To the Board of Directors of
         Hart Life Insurance Company:

We have audited the accompanying statutory balance sheets of Hart Life Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life and Accident Insurance Company) (the Company) as of December 31, 2000 and 1999, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2000. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 2 of notes to statutory financial statements. When financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditors' report on them state whether they are presented in conformity with accounting principles generally accepted in the United States. The accounting practices used by the Company vary from accounting principles generally accepted in the United States as explained and quantified in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with statutory accounting practices as described in Note 2.






Hartford, Connecticut
January 25, 2001

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                                 BALANCE SHEETS
                                (STATUTORY BASIS)
                                     ($000)


                                                                                            AS OF DECEMBER 31,
                                                                             -----------------------------------------------
                                                                                    2000                       1999
                                                                             --------------------       --------------------
ASSETS
      Bonds                                                                              $ 9,653                    $ 7,617
      Cash and Short-Term Investments                                                      1,095                      2,723
----------------------------------------------------------------------------------------------------------------------------
         TOTAL CASH AND INVESTED ASSETS                                                   10,748                     10,340
----------------------------------------------------------------------------------------------------------------------------

      Investment Income Due and Accrued                                                      189                        169
      Other Assets                                                                             3                         39
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                            $ 10,940                   $ 10,548
============================================================================================================================

LIABILITIES
      Payables to Affiliates                                                                $ 58                       $ 75
      Federal Income Taxes Accrued                                                            26                          -
      General Expenses Due or Accrued                                                          4                          7
----------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                    88                         82
----------------------------------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS
      Common Stock                                                                         2,500                      2,500
      Gross Paid-In and Contributed Surplus                                                6,203                      6,203
      Unassigned Funds                                                                     2,149                      1,763
----------------------------------------------------------------------------------------------------------------------------
         TOTAL CAPITAL AND SURPLUS                                                        10,852                     10,466
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                  $ 10,940                   $ 10,548
============================================================================================================================

               The accompanying notes are an integral part of these statutory basis financial statements.

                               HART LIFE INSURANCE COMPANY
                        (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                                STATEMENTS OF OPERATIONS
                                    (STATUTORY BASIS)
                                          ($000)

                                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                                    ------------------------------------------------
                                                                                       2000              1999              1998
                                                                                    -----------       -----------        ----------
REVENUES
    Net Investment Income                                                                $ 598             $ 537             $ 559
    Amortization of Interest Maintenance Reserve                                             1                (7)              (25)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                                             599               530               534
-----------------------------------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
    General Insurance Expenses                                                               1                18                 3
    Taxes, Licenses and Fees                                                               142                51                58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                                143                69                61
-----------------------------------------------------------------------------------------------------------------------------------

NET GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE                                 456               461               473
    Federal Income Tax Expense                                                              68                57                92
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                                                   388               404               381
-----------------------------------------------------------------------------------------------------------------------------------

    Net Realized Capital Gains, after tax                                                    -                 1                 -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                               $ 388             $ 405             $ 381
===================================================================================================================================


         The accompanying notes are an integral part of these statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                                (STATUTORY BASIS)
                                     ($000)

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------------
                                                             2000                 1999                1998
                                                        ---------------       --------------      --------------
COMMON STOCK,
----------------------------------------------------------------------------------------------------------------
     Beginning and End of Year                                 $ 2,500              $ 2,500             $ 2,500
----------------------------------------------------------------------------------------------------------------

GROSS PAID-IN AND CONTRIBUTED SURPLUS,
----------------------------------------------------------------------------------------------------------------
     Beginning and End of Year                                   6,203                6,203               6,203
----------------------------------------------------------------------------------------------------------------


UNASSIGNED FUNDS
     Balance, Beginning of Year                                  1,763                1,348                 942

     Net Income                                                    388                  405                 381
     Change in Non-Admitted Assets                                  (2)                  10                  25
----------------------------------------------------------------------------------------------------------------
     Balance, End of Year                                        2,149                1,763               1,348
----------------------------------------------------------------------------------------------------------------

CAPITAL AND SURPLUS,
----------------------------------------------------------------------------------------------------------------
     End of Year                                               $10,852             $ 10,466            $ 10,051
================================================================================================================



              The accompanying notes are an integral part of these
                     statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                            STATEMENTS OF CASH FLOWS
                                (STATUTORY BASIS)
                                     ($000)

                                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                                   ---------------------------------------------
                                                                                     2000             1999             1998
                                                                                   -----------      -----------       ----------
OPERATING ACTIVITIES
      Net Investment Income                                                             $ 615            $ 680            $ 658
                                                                                   -----------      -----------       ----------
        TOTAL INCOME                                                                      615              680              658
                                                                                   -----------      -----------       ----------

      Federal Income Tax Payments                                                          17              213               34
      Other Expenses                                                                      147               82               84
                                                                                   -----------      -----------       ----------
        TOTAL BENEFITS AND EXPENSES                                                       164              295              118
                                                                                   -----------      -----------       ----------

--------------------------------------------------------------------------------------------------------------------------------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                           451              385              540
--------------------------------------------------------------------------------------------------------------------------------


INVESTING ACTIVITIES
      PROCEEDS FROM INVESTMENTS SOLD
      Bonds                                                                             3,150            2,242              150
                                                                                   -----------      -----------       ----------
         INVESTMENT PROCEEDS                                                            3,150            2,242              150
                                                                                   -----------      -----------       ----------

      COST OF INVESTMENTS ACQUIRED
      Bonds                                                                             5,223            1,702              153
                                                                                   -----------      -----------       ----------
        TOTAL INVESTMENTS ACQUIRED                                                      5,223            1,702              153
                                                                                   -----------      -----------       ----------

--------------------------------------------------------------------------------------------------------------------------------
      NET CASH (USED FOR) PROVIDED BY  INVESTING ACTIVITIES                            (2,073)             540               (3)
--------------------------------------------------------------------------------------------------------------------------------

FINANCING AND MISCELLANEOUS ACTIVITIES
      Net other cash (used) provided                                                       (6)               7              (55)
--------------------------------------------------------------------------------------------------------------------------------
      NET CASH (USED FOR) PROVIDED BY  FINANCING AND MISCELLANEOUS ACTIVITIES              (6)               7              (55)
--------------------------------------------------------------------------------------------------------------------------------

NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS                             (1,628)             932              482
CASH AND SHORT-TERM INVESTMENTS,     Beginning of Year                                  2,723            1,791            1,309
--------------------------------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS,     End of Year                                       $1,095          $ 2,723          $ 1,791
================================================================================================================================


              The accompanying notes are an integral part of these
                     statutory basis financial statements.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

    Hart Life Insurance Company (formerly Alpine Life Insurance Company) ("Hart Life" or the "Company") is a wholly owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a direct subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford"). Pursuant to an initial public offering (the "IPO") on May 22, 1997, HLI sold to the public 26 million shares, representing approximately 18.6% of the equity ownership of HLI. On June 27, 2000, The Hartford acquired all of the outstanding common shares of HLI not already owned by The Hartford (the Hartford Acquisition). As a result of the Hartford Acquisition, HLI became a direct subsidiary of Hartford Fire Insurance Company. In 1999, Hart Life Insurance Company changed its name from Alpine Life Insurance Company. Hart Life is licensed in several states to sponsor variable and fixed annuities.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    BASIS OF PRESENTATION

    The accompanying Hart Life statutory basis financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance. Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

    Current prescribed statutory accounting practices include accounting publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

    The preparation of financial statements in conformity with statutory accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    STATUTORY ACCOUNTING PRACTICES VERSUS GAAP

    Statutory accounting practices and accounting principles generally accepted in the United States ("GAAP") differ in certain significant respects. These differences principally involve:

    (1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


    (2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

    (3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

    (4) providing for income taxes based on current taxable income only for statutory purposes, rather than, as required under GAAP, establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting vs. tax return purposes;

    (5) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

    (6) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20-year period;

    (7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the remaining original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

    (8) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as a change in surplus under statutory accounting; and

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)



(10) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value.

     As of and for the years ended December 31, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                      2000              1999               1998
     ----------------------------------------------------------------------------------------------------------------
     GAAP Net (Loss) Income                                              (1,104)              267                281

     Amortization of goodwill                                             2,149                62                 67
     Deferred taxes                                                        (662)               87                 59
     Interest maintenance reserve
        deferral and amortization, net                                        -               (10)               (25)
     Other, net                                                               5               (1)                (1)
     ----------------------------------------------------------------------------------------------------------------
     Statutory Net Income                                                $  388            $  405             $  381
     =================================================================================================================

                                                                      2000              1999               1998
     ----------------------------------------------------------------------------------------------------------------
     GAAP Stockholder's Equity                                         $ 11,477          $ 12,468           $ 12,320
     Goodwill                                                                 -            (2,149)            (2,211)
     Deferred taxes                                                        (488)              113                 89
     Unrealized losses (gains) on bonds                                    (141)               35               (146)
     Other, net                                                               4               (1)                (1)
     ----------------------------------------------------------------------------------------------------------------
     Statutory Capital and Surplus                                     $ 10,852          $ 10,466           $ 10,051
     =================================================================================================================

    AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 5.5% to 10% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


    An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2000 is as follows:

                                                                                                             % OF
                                                                                          AMOUNT             TOTAL
    ----------------------------------------------------------------------------------------------------------------
    At book value without adjustment (minimal or no charge or adjustment):                 $   5,391          19.9%
    Not subject to discretionary withdrawal                                                   21,697          80.1%
    ----------------------------------------------------------------------------------------------------------------
    Total, gross                                                                              27,088         100.0%
    Reinsurance ceded                                                                         27,088         100.0%
    ----------------------------------------------------------------------------------------------------------------
    Total, net                                                                               $     -             -
    ================================================================================================================

    INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments are stated at cost, which approximates fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. As of December 31, 2000 and 1999, the AVR balance was $1. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the original life of the bond. The IMR balance as of December 31, 2000 and December 31, 1999 were asset balances of $2 and $1, respectively, and are reflected as non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. Realized capital gains and losses, net of taxes, not included in IMR is reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

    CODIFICATION

    The NAIC adopted the Codification of Statutory Accounting Principles (Codification) in March 1998. The effective date for the statutory accounting guidance was January 1, 2001. The Company's domiciliary state has adopted Codification, and the Company has made the necessary changes in its statutory reporting required for implementation. The impact that these new accounting standards will have on the Company's statutory basis financial statements is immaterial.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


 3. INVESTMENTS:

    For the years ended December 31,

    (a) COMPONENTS OF NET INVESTMENT INCOME

                                                                                   2000             1999            1998
    ----------------------------------------------------------------------------------------------------------------------
    Interest income from bonds and short-term investments                         $  599           $  543           $ 561
    Interest and dividends from other investments                                      5                -               3
    ----------------------------------------------------------------------------------------------------------------------
    Gross investment income                                                          604              543             564
          Less: Investment expenses                                                    6                6               5
    ----------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                                         $  598           $  537           $ 559
    =====================================================================================================================


    (b) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                                                       2000             1999            1998
    -----------------------------------------------------------------------------------------------------------------------
    Gross unrealized capital gains                                                   $  160            $   5          $  142
    Gross unrealized capital losses                                                     (11)             (39)            (1)
    ------------------------------------------------------------------------------------------------------------------------
    Net unrealized capital gains (losses)                                               149              (34)            141
    Balance, beginning of year                                                          (34)             141              40
    ------------------------------------------------------------------------------------------------------------------------
    Change in net unrealized capital gains (losses)
       on bonds and short-term investments                                           $  183           $ (175)         $  101
    =====================================================================================================================

    (c) COMPONENTS OF NET REALIZED CAPITAL GAINS AND SHORT-TERM INVESTMENTS

                                                                                       2000            1999             1998
    -------------------------------------------------------------------------------------------------------------------------
    Bonds and short-term investments                                                   $  -           $   3           $    -
    ------------------------------------------------------------------------------------------------------------------------
    Realized capital gains                                                                -               3                -
    Capital gains tax                                                                     -               -                -
    ------------------------------------------------------------------------------------------------------------------------
    Net realized capital gains                                                            -               3                -
       Less: amount transferred to the IMR                                                -               2                -
    ------------------------------------------------------------------------------------------------------------------------
    Net realized capital gains                                                         $  -           $   1            $   -
    ========================================================================================================================

      Sales and maturities of investments in bonds and short-term investments for the years ended December 31, 2000, 1999, and 1998 resulted in proceeds of $36,349, $18,822, and $11,904, gross realized capital gains of $0,$3,$0 for 2000, 1999 and 1998 respectively, before transfer to the IMR, and gross realized capital losses of $0 for 2000, 1999, and 1998.

   (d) DERIVATIVE INVESTMENTS

   The Company had no significant derivative holdings as of December 31, 2000 or 1999.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

   (e) CONCENTRATION OF CREDIT RISK

   Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 2000.

   (f) BONDS AND SHORT-TERM INVESTMENTS

                                                                                  GROSS           GROSS          ESTIMATED
                                                                 AMORTIZED       UNREALIZED      UNREALIZED        FAIR
     DECEMBER 31, 2000                                           COST             GAINS          LOSSES            VALUE
     -----------------------------------------------------------------------------------------------------------------------
     U.S. government and government agencies and authorities:
           -Guaranteed and sponsored                              $ 9,653           $  160          $  (11)         $ 9,802
     Short-term investments                                         1,070                -               -            1,070
     Certificates of deposit                                            -                -               -                -
     -----------------------------------------------------------------------------------------------------------------------
     Total bonds and short-term investments                      $ 10,723           $  160          $  (11)        $ 10,872
     =======================================================================================================================

                                                                                 GROSS           GROSS          ESTIMATED
                                                              AMORTIZED         UNREALIZED       UNREALIZED        FAIR
     DECEMBER 31, 1999                                           COST            GAINS           LOSSES           VALUE
     -----------------------------------------------------------------------------------------------------------------------
     U.S. government and government agencies and authorities:
           -Guaranteed and sponsored                              $ 7,617            $   5          $  (39)         $ 7,583
     Short-term investments                                         2,144                -               -            2,144
     Certificates of deposit                                          500                -               -              500
     -----------------------------------------------------------------------------------------------------------------------
     Total bonds and short-term investments                      $ 10,261            $   5          $  (39)        $ 10,227
     =======================================================================================================================


      The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2000 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or prepayment provisions.

                                                                         ESTIMATED
                                                       AMORTIZED           FAIR
                      MATURITY                           COST              VALUE
     --------------------------------------------------------------------------------
     One year or less                                      $ 3,931           $ 3,986
     Over one year through five years                        6,792             6,886
     --------------------------------------------------------------------------------
     Total                                                $ 10,723          $ 10,872
     ================================================================================

      Bonds with a carrying value of $6,801 were on deposit as of December 31, 2000 with various regulatory authorities as required.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)


     (g) FAIR VALUE OF FINANCIAL INSTRUMENTS BALANCE SHEET ITEMS

     The carrying amount and fair value of the Company's financial instruments at December 31, 2000 and 1999 were as follows:

                                                           2000                              1999
                                                 ---------------------------        -------------------------
                                                                  ESTIMATED                         ESTIMATED
                                                  CARRYING           FAIR           CARRYING          FAIR
                                                   AMOUNT           VALUE            AMOUNT           VALUE
     ---------------------------------------------------------------------------------------------------------
     Assets
      Bonds and short-term investments              $ 10,723         $ 10,872         $ 10,261          $10,227
     ---------------------------------------------------------------------------------------------------------

    The estimated fair value of bonds and short-term investments was determined by the Company primarily using NAIC market values.

4.  AGGREGATE RESERVES FOR FUTURE BENEFITS AND REINSURANCE

    The Company's existing life reserves consist of deferred fixed annuities and supplementary contracts. The Company cedes 100% of its insurance to Met Life Security Insurance Company of Louisiana in order to eliminate its insurance risk. Ceding this business, however, does not relieve the Company of its primary liability to its policyholders, and therefore, if the assuming reinsurer does not fulfill its obligations, the Company may suffer losses.

    There were no material reinsurance premiums assumed or ceded or reinsurance recoverables from reinsurers outstanding as of, and for the years ended December 31, 2000, 1999 or 1998.

    The effect of reinsurance on reserve for future benefit balances as of December 31, is summarized as follows:

                                                                    2000                1999
     -----------------------------------------------------------------------------------------
     Annuities                                                 $  26,919            $  27,222
     Supplemental contracts                                          140                  136
     -----------------------------------------------------------------------------------------
                                                                  27,059               27,358
     Reinsurance ceded                                           (27,059)             (27,358)
     -----------------------------------------------------------------------------------------
     Reserves for Future Benefits, net                            $    -               $    -
     =========================================================================================

5. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates relate principally to tax settlements, rental and service fees, capital contributions and payment of dividends.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

6. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in The Hartford's consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

    As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. Beginning in 2000, The Hartford and its subsidiaries will file a single consolidated Federal income tax return. The life insurance companies filed a separate consolidated Federal income tax return for 1999 and 1998. Federal income taxes paid by the Company were $17, $213, and $34 in 2000, 1999 and 1998, respectively. The effective tax rate was 15%, 12%, and 20% in 2000, 1999 and 1998, respectively.

    The following schedule provides a reconciliation of the tax provision (including realized capital gains (losses)) at the U.S. Federal Statutory rate to Federal income tax expense for the years ended December 31,


                                                                       2000            1999             1998
    ---------------------------------------------------------------------------------------------------------
    Tax provision at U.S. Federal Statutory rate                        160             162              166
    Amortization of goodwill                                            (36)           (113)             (81)
    Investments and Other                                               (56)              8                7
    ---------------------------------------------------------------------------------------------------------
    Federal income tax expense                                           68              57               92
    =========================================================================================================

7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of December 31st of the prior year or the net gain from operations after dividends to policyholders and federal income taxes and before realized capital gains or (losses) for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 2000, 1999 or 1998. The amount available for dividend without regulatory approval in 2001 is approximately $ 835.


8.  COMMITMENTS AND CONTINGENT LIABILITIES:

    (a) LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

                           HART LIFE INSURANCE COMPANY
                    (FORMERLY ALPINE LIFE INSURANCE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                (STATUTORY BASIS)
                                DECEMBER 31, 2000
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)



    (b) GUARANTY FUNDS

    Under insurance guaranty fund laws in each state, insurers licensed to do business can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Guaranty fund assessments are not material as of December 31, 2000 and 1999.

    (c) TAX MATTERS

    The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax related matters for all open tax years.


9.  SUBSEQUENT EVENTS:

     On January 25, 2001, The Hartford, through HLI, agreed to acquire the U.S. individual life insurance, annuity and mutual fund businesses of Fortis for $1.12 billion in cash. The Hartford will effect the acquisition through several reinsurance agreements with subsidiaries of Fortis and the purchase of 100% of the stock of Fortis Advisors, Inc. and Fortis Investors, Inc., wholly-owned subsidiaries of Fortis. The Fortis transaction, which is subject to insurance regulatory approval and other customary conditions, is expected to be completed in the second quarter of 2001. The Hartford plans to finance the transaction through the issuance of debt and equity securities.

                                     PART C

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------

This Registration Statement comprises the following papers and documents:

        The facing sheet.

        The prospectus consisting of ____ pages.

        The undertaking to file reports.

        The Rule 484 undertaking.

        The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

        (A1) Resolution of Board of Directors of Alpine Life Insurance Company ("Alpine"), (now known as Hart Life Insurance Company), authorizing the establishment of the Separate Account.1

        (A2)   Not applicable.

        (A3a)  Principal Underwriting Agreement.(1)

        (A3b)  Forms of Selling Agreements.(1)

        (A3c)  Not applicable.

        (A4)   Not applicable.

        (A5)   Form of Modified Single Premium Variable Life Insurance
               Policy.(2)

        (A6a)  Charter of Hart Life Insurance Company

        (A6b)  Bylaws of Hart Life Insurance Company

        (A7)   Not applicable.

        (A8)   Not applicable.

        (A9)   Not applicable.

        (A10) Form of Application for Modified Single Premium Variable Life Insurance Policies.(1)

        (A11)  Memorandum describing transfer and redemption procedures.(1)

(2) Opinion and consent of Christine Hayer Repasy, Senior Vice President, General Counsel and Corporate Secretary.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1 (b) or (c) of Part I.

(4)     Not Applicable.

(5)     Opinion and Consent of Thomas P. Kalmbach, FSA, MAAA.

(6)     Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)     Power of Attorney.

(8)     Organizational Chart.

--------

(1) Incorporated by reference to the Pre-Effective Amendment No. 1 of the Registration Statement No. 333-65511 filed on April 12, 1999.

(2) Incorporated by reference to the initial filing of Registration No. 333-65437 filed on October 9, 1998.

                    REPRESENTATION OF REASONABLENESS OF FEES
                    ----------------------------------------

Hart Life Insurance Company ("Hart Life") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hart Life.

                          UNDERTAKING TO FILE REPORTS
                          ----------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

           UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)
           ------------------------------------------------------------

1. Separate Account Two meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hart Life undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.

                         UNDERTAKING ON INDEMNIFICATION
                         ------------------------------

Sections 33-770 to 33-778, inclusive, of the Connecticut General Statutes ("CGS") provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to Section 33-636(5)(b), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(5)(b). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

Consistent with the statutes referenced above, under the Depositor's Certificate of Incorporation, the Depositor must indemnify directors for liability except liability that:

(a)  involved a knowing and culpable violation of law by the director;
(b)  enabled the director or an associate to receive an improper personal gain;
(c) showed a lack of good faith and a conscious disregard for the duty of the director of the corporation under circumstances in which the director was aware that his conduct or omission created an unjustifiable risk of serious injury to the corporation;
(d) constituted a sustained and unexcused pattern of inattention that amounted to an abdication of the director's duty to the corporation or
(e)  created liability under section 33-757 relating to unlawful distributions.

The Depositor's Certificate of Incorporation also permits the Depositor, at the discretion of the board of directors, to indemnify any current or former director, officer, employee or agent of the corporation to the fullest extent permitted by law. Accordingly, under the Depositor's bylaws, the Depositor must, to the fullest extent permitted by applicable law, indemnify directors and officers of the Depositor against all expenses, including attorney's fees, in connection with any proceeding by reason of the fact that such person was a director or officer of the Depositor.

Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

INFORMATION REGARDING CERTAIN SALES LOADS, ADMINISTRATIVE,
MANAGEMENT AND OTHER FEES

Not applicable.

                             OFFICERS AND DIRECTORS

The principal underwriter for Hart Life Insurance Company Separate Account Two is Hartford Securities Distribution Company, Inc. The following is a list of Officers and Directors:

------------------------------------------- ------------------------------------------------------------------------
NAME                                        POSITION WITH HART
------------------------------------------- ------------------------------------------------------------------------
David A. Carlson                            Vice President
------------------------------------------- ------------------------------------------------------------------------
Mary Jane B. Fortin                         Vice President & Chief Accounting Officer
------------------------------------------- ------------------------------------------------------------------------
David T. Foy                                Senior Vice President and Treasurer, Director*
------------------------------------------- ------------------------------------------------------------------------
Thomas M. Marra                             President, Director*
------------------------------------------- ------------------------------------------------------------------------
Craig R. Raymond                            Senior Vice President & Chief Actuary
------------------------------------------- ------------------------------------------------------------------------
Christine Hayer Repasy                      Senior Vice President, General Counsel & Corporate Secretary, Director*
------------------------------------------- ------------------------------------------------------------------------
Lowndes A. Smith                            Chairman of the Board and Chief Executive Officer, Director*
------------------------------------------- ------------------------------------------------------------------------
John C. Walters                             Executive Vice President
------------------------------------------- ------------------------------------------------------------------------
David M. Znamierowski                       Senior Vice President & Chief Investment Officer, Director*
------------------------------------------- ------------------------------------------------------------------------

* Denotes Board of Directors.

         Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the Town of Simsbury, and State of Connecticut, on the 11 day of April, 2001.

SEPARATE ACCOUNT TWO OF
HART LIFE INSURANCE COMPANY
      (Registrant)

*By:    Christine Hayer Repasy
     --------------------------------------------------
        Christine Hayer Repasy, Senior Vice President,
        General Counsel and Corporate Secretary*
                                                     *By: /s/ Marianne O'Doherty
                                                          ----------------------
                                                          Marianne O'Doherty
                                                          Attorney-in-Fact
HART LIFE INSURANCE COMPANY
      (Depositor)

*By:    Christine Hayer Repasy
     --------------------------------------------------
        Christine Hayer Repasy, Senior Vice President,
        General Counsel and Corporate Secretary*

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

David T. Foy, Senior Vice President &
     Treasurer, Director*
Thomas M. Marra, President, Director*              By:  /s/ Marianne O'Doherty
Christine Hayer Repasy, Senior Vice President,          ----------------------
     General Counsel & Corporate Secretary,             Marianne O'Doherty
     Director*                                          Attorney-in-fact
Lowndes A. Smith, Chairman of the Board &
     Chief Executive Officer, Director *           Date:  April 11, 2001
Lizabeth H. Zlatkus, Director*
David M. Znamierowski, Senior Vice President &
     Chief Investment Officer, Director*

333-65511

                                  EXHIBIT INDEX


(1) (A6a) Charter of Hart Life Insurance Company

(1) (A6b) Bylaws of Hart Life Insurance Company

(2) Opinion and Consent of Christine Hayer Repasy, Senior Vice President, General Counsel, and Corporate Secretary.

(5)     Opinion and Consent of Thomas P. Kalmbach, FSA, MAAA.

(6)     Consent of Arthur Andersen LLP, Independent Public Accountants.

(7)     Power of Attorney.

(8)     Organizational Chart.